UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

CAM Commerce Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16569	953866450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17075 Newhope Street, Fountain Valley, California		92708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-241-9241

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Agreement

On December 20, 2006, we amended our 1996 employment agreements and change of control agreements with our chief executive officer, Geoffrey D. Knapp, and our chief financial officer, Paul Caceres Jr.

The change of control agreements are substantially identical. Payments equal to 299% of a base amount are due under the agreements for termination other than for cause following a change of control. The base amount was revised to include just the total base salary and annual bonus for the fiscal year ended prior to the year in which the termination takes place. Participation in our benefit plans, including medical, disability and life insurance, and our fringe benefits, was extended from 12 months to 18 months following termination other than for cause after a change of control. Provisions were added to gross up payments made following termination in order to eliminate, to the extent possible, the effect of the excise tax on such payments that might be imposed by Sections 280G and 4999 of the Internal Revenue Code to the extent possible.

Other than each executive's base salary, the terms of the employment agreements are substantially identical. Severance payment for termination other than for cause was increased from 100% of the executive's base salary and annual bonus in the fiscal year prior to the year in which the termination occurred to 299% of such amount. In addition to terminations for good reason by the executive because of a breach of the employment agreement by the company or substantial adverse change in his authority or responsibilities, the executive may now also terminate the agreement and receive the severance payment if he is required to be based or perform services at an office or location other than the one he is based at immediately prior to a change of control, except for reasonable travel requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Employment Agreement with Geoffrey D. Knapp, as amended December 20, 2006
99.2 Employment Agreement with Paul Caceres Jr., as amended December 20, 2006
99.3 Change of Control Agreement with Geoffrey D. Knapp, as amended December 20, 2006
99.4 Change of Control Agreement with Paul Caceres Jr., as amended December 20, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM Commerce Solutions, Inc.

December 20, 2006	By:	Paul Caceres Jr.

Name: Paul Caceres Jr.
Title: Chief Financial and Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Employment Agreement with Geoffrey D. Knapp, as amended December 20, 2006
99.2	Employment Agreement with Paul Caceres Jr., as amended December 20, 2006
99.3	Change of Control Agreement with Geoffrey D. Knapp, as amended December 20, 2006
99.4	Change of Control Agreement with Paul Caceres Jr., as amended December 20, 2006